Exhibit 10.13

SECOND AMENDMENT TO  LEASE

This SECOND AMENDMENT TO LEASE (“Amendment”) is made as of September 29, 2014, between RREF II FREEWAY ACQUISITIONS, LLC, a Delaware limited liability company (“Landlord”), and ITERIS, INC., a Delaware corporation (“Tenant”), with reference to the following:

RECITALS

A.                                    Tenant and Landlord’s predecessor-in-interest, Crown Carnegie Associates, LLC, a Delaware limited liability company (“Crown”) are parties to that certain Office Lease, dated as of May 24, 2007 (“Original Lease”), pursuant to which Tenant leased from Crown certain office space within the office building at 1700 E. Carnegie Avenue, Suites 100 & 200, Santa Ana, California, as more particularly described in the Lease (“Premises”) within the complex known as Freeway Corporate Park (“Development”);

B.                                    Landlord acquired the Development, including the Premises, from Crown on or about May 30, 2013;

C.                                    Landlord and Tenant amended the Original Lease pursuant to that certain First Amendment to Lease, dated February 21, 2014 (“First Amendment”, and collectively with the Original Lease, the “Lease”); and

D.                                    Landlord and Tenant desire to further amend the Lease upon the terms and conditions set forth herein.

NOW, THEREFORE, for good, valuable and sufficient consideration received, Landlord and Tenant hereby agree as follows:

1.                                      Terms.  All capitalized terms used but not defined herein shall have the meaning given to them in the Lease.

2.                                      Parking Spaces; Fenced Area.  The Fenced Area, as defined in Section 8.3 of the Original Lease, shall be increased by four (4) parking spaces for use by another tenant within the Building, Bendix Commercial Vehicle Systems, LLC (“Bendix”). Bendix shall also be assigned two (2) of the eighteen (18) existing spaces within the fenced area. Except as may be otherwise agreed between Tenant and Bendix (and subject to Landlord approval), Tenant shall continue to have the right to use only sixteen (16) parking spaces within the Fenced Area.  The expansion of the Fenced Area shall be made at Bendix’s sole cost and expense.  Tenant shall provide Bendix with access to the Fenced Area.  Exhibit F to the Original Lease depicting the Fenced Area, Test Lane, Test Target Area and the Parking Lot is hereby deleted and replaced with attached Exhibit F.  All other terms related to parking spaces and the Parking Lot remain unchanged.

3.                                      Lease Unchanged and Complete.  Except as changed by this Amendment, the Lease remains unchanged and contains the entire agreement of Landlord and Tenant with respect to the Premises.  Landlord and Tenant each represent and warrant it does not believe or claim there are any oral or written agreements between Landlord and Tenant relating to the Premises, and that it is not relying on any agreements relating to the Premises, other than those agreements contained in the Lease as amended by this Amendment.

4.                                      Authority.  Each person signing this Amendment on behalf of Landlord or Tenant represents and warrants that that party has duly authorized him or her to execute and deliver this Amendment and by so doing to bind that party.

5.                                      Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall constitute one and the same instrument.

[Signatures on following page]

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first set forth above.

“LANDLORD”

RREF II FREEWAY ACQUISITIONS, LLC,
a Delaware limited liability company

By:	RREF II REI, LP,
a Delaware limited partnership,
its Sole Member

	By:	Rialto Partners GP II, LLC,
a Delaware limited liability company,
its General Partner

		By:	Rialto Capital Advisors, LLC,
a Delaware limited liability company,
its Attorney in fact

By:
Name:
Title:

“TENANT”

ITERIS, INC.,
a Delaware corporation

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT F

PARKING LOT

[See attached]